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                                                                   EXHIBIT 10.15
                                   CAIS, INC.
                             1232 22nd Street, N.W.
                            Washington, D.C.  20037
                              Tel. (202) 463-8500
                               Fax (202) 463-7190

                                         April 4, 1997
Mr. David D. Goodman
Inline Connection Corporation
730 N. Danville Street
Arlington, VA  22201

Dear David:

CAIS, Inc. hereby exercises its Option Pursuant to Section 1.6 of the November 5, 1996 Agreement for Cooperative Use of Communication Patents among Inline Connection Corporation, you in your individual capacity, and CAIS, Inc. , as amended by letter agreement dated February 28, 1997 (the "Agreement").

Enclosed is a check for $22,500 payable to Inline Connection Corporation. As we agreed today, an additional $20,000, which represents the balance of the $50,000 Option exercise payment as provided in Section 1.6 of the Agreement (after credit for the $7,500 advance previously paid to Inline, as set forth in paragraph 2 of the February 28 amendment) will be paid to Inline by no later
than May 4, 1997.   Please indicate your consent to this payment arrangement by signing below individually and on behalf of Inline.

We appreciate your cooperation, and look forward to a continued mutually successful relationship with you and Inline.

                       Sincerely,

                       CAIS, Inc.

                       By:  /s/ Ulysses G. Auger, II
                           ---------------------------
                           Ulysses G. Auger, II, President

encl.

 Agreed to:                     Agreed to:

 Inline Connection Corporation

 By: /s/ David D. Goodman                   David D. Goodman
     ----------------------                -----------------
     David D. Goodman, President           David D. Goodman, in his
individual capacity


     4/4/97                                      4/4/97
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      Date                                        Date